UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2008

                                 ITT CORPORATION
             (Exact name of registrant as specified in its charter)



               Indiana                1-5672                  13-5158950
   (State or other jurisdiction     (Commission            (I.R.S. Employer
          of incorporation)         File Number)          Identification No.)


                 4 West Red Oak Lane
                White Plains, New York             10604
                (Address of principal            (Zip Code)
                  executive offices)


       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                 Not Applicable
          (Former name or former address, if changed since last report)

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

     On February 15, 2008 the Registrant was advised that Raymond W. LeBoeuf is declining to stand for re-election to the Board of Directors at the Company's annual meeting in May 2008. Mr. LeBoeuf did not indicate any disagreement with the Company as a reason for declining to stand for re-election.



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

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ITT CORPORATION

                                           By:   /s/ Kathleen S. Stolar
                                                 -------------------------------
                                                 Kathleen S. Stolar

                                           Its:  Vice President, Secretary
                                                 and Associate General Counsel


Date: February 15, 2008



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